UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	October 3, 2007

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)
(414) 224-2000
(Registrant’s telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant's Certifying Accountant.

(a)      Dismissal of independent registered public accounting firm.

                   On October 4, 2007, Ernst & Young LLP (“E&Y”) was notified on behalf of the Audit Committee of the Board of Directors of Journal Communications, Inc. that, upon the completion of the 2007 engagement and the filing of the Company’s Annual Report on Form 10-K for the year ending December 30, 2007, E&Y will be dismissed as the Company’s independent registered public accounting firm.

                   E&Y’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 25, 2005 and December 31, 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

                   During the fiscal years ended December 25, 2005 and December 31, 2006 and the subsequent period through the date of the filing of this current report on Form 8-K, the Company has not had any disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference thereto in their reports on the financial statements for such years. Also during this period, there have been no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K. The letter from E&Y to the Company filed with this current report on Form 8-K as Exhibit 16 satisfies the requirements of Item 304(a)(3) of Regulation S-K.

                   The Audit Committee determined that the time was opportune to engage in a request for proposal process for choosing the Company’s auditor for 2008. The Audit Committee’s decision to dismiss E&Y and engage a new accounting firm resulted from that RFP process.

(b)      Engagement of new independent registered public accounting firm.

                   On October 3, 2007, the Audit Committee appointed Pricewaterhouse Coopers LLP (“PwC”) as the Company’s new independent registered public accounting firm. The Company and PwC are in the process of finalizing an engagement letter. The Company did not engage PwC in any prior consultations during the fiscal years ended December 25, 2005 and December 31, 2006 and the subsequent period through the date of the filing of this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(16)	Letter from Ernst & Young LLP, dated October 9, 2007.

SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.
Date: October 9, 2007	By: /s/ Paul M. Bonaiuto
Paul M. Bonaiuto
Executive Vice President and
Chief Financial Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated October 3, 2007

Exhibit No.

(16)	Letter from Ernst & Young LLP, dated October 9, 2007.